UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 28, 2011
Date of Report (Date of earliest event reported)
ALTRA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201
Braintree, Massachusetts	02184

(Address of principal executive offices)	(Zip Code)
(781) 917-0600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On February 28, 2011, the Company announced certain unaudited financial results for the fourth quarter of 2010 and audited financial results for full year 2010. A copy of the announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein. On February 28, 2011, the Company will hold a conference call to discuss fourth quarter and full year results. The chart presentation to be used during the call is attached hereto as Exhibit 99.2 and incorporated by reference herein.
     The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated February 28, 2011.
99.2	Charts to be used during investor conference call on February 28, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Holdings, Inc.
/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal and Human Resources, General Counsel and Secretary

Date: February 28, 2011

EXHBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated February 28, 2011.
99.2	Charts to be used during investor conference call on February 28, 2011.